UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (214) 740-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☒	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01                                           Regulation FD Disclosure.

Attached as Exhibit 99.l to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation dated August 9th, 2017 that will be used by the Company in making presentations to certain existing and potential stockholders of the Company.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act.

Item 8.01                                           Other Events.

Item 7.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Exhibit Description

99.1**	Investor Presentation, dated August 9th, 2017

** Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2017

EXELA TECHNOLOGIES, INC.

By:	/s/ Jim Reynolds
Name: Jim Reynolds
Title: Chief Financial Officer